Bancshares of Florida, Inc. Annual Meeting of Shareholders

May 24, 2005 Naples, Florida

NASDAQ: BOFL

Disclosure

This presentation includes numerous estimates and assumptions. Actual results will vary from the information presented herein and such results may be negative and adverse. This information is presented for discussion purposes only.

NASDAQ: BOFL

Welcome

Chairman of the Board Earl Frye

NASDAQ: BOFL

2004 – A Year of Achievement

President and CEO Michael McMullan

NASDAQ: BOFL

2004-2005 Achievements

2005 is the Break-out Year that We Have All Been Working Toward!

Raised $33 million in common equity capital in the last 10 months

1.725 million shares at $12.50 per share for net proceeds of $20 million 915,000 shares at $15 per share for net proceeds of $13 million

Stock price up 14% in the last 12 months and market value up 112% to $91 million

Opened our third de novo bank in November 2004, with Bank of Florida—Tampa Bay on course to reach break-even faster than our Fort Lauderdale bank

Grew company-wide total assets 57% in the last 12 months to $442 million

Expanded top-line revenue by 79% compared to first quarter 2004

Held expense growth in the last 90 days to 1/3 the increase in top-line revenue, sharply improving efficiency

Grew assets under advice at Bank of Florida Trust Company by 54% in 2004

NASDAQ: BOFL

Hiring the Best People – Executive Management

Chuck Cross, President, Bank of Florida in Palm Beach County Roy Hellwege, President and CEO, Bank of Florida—Tampa Bay Mark Manitz, President and CEO, Bank of Florida—Fort Lauderdale Dan Taylor, EVP and Director, Bank Operations and Technology

NASDAQ: BOFL

Serving The Right Markets

Market Total Market Deposits

Southwest Florida $16.5 billion

Fort Lauderdale $30.5 billion

Tampa Bay $33.5 billion

Palm Beach County $30.9 billion

Miami-Dade County $31.2 billion

(Deposits in Area Served)

Total Deposits $142.6 billion

Bank of Florida markets hold nearly 50% of Florida’s total deposits

NASDAQ: BOFL

2004 – A Year of Achievement

Chief Operating Officer Martin P. Mahan

NASDAQ: BOFL

Organizational Structure

Bankshares of Florida, inc.

Management

Michael L. McMullan-CEO and President Martin P. Mahan-Chief Operating Officer David G. Wallace-Chief Financial Officer Craig D. Sherman-Chief Lending Officer John S. Chaperon-Chief Credit Officer

Daniel W. Taylor-Director, Bank Operations and Technology

Southwest (Naples)

John B. James- CEO/President

Fort Lauderdale

R. Mark Manitz –CEO/President

Bank of Florida

Your Hospitality Bank

Tampa Bay

Roy N. Hellwege-CEO/President In

Palm Beach County

Charles K. Cross, Jr.-President

Bank of Florida Mortgage Company

To Be Established in 2005

Management

Julie W. Husler- CEO/President

Bank of Florida Trust Company

Investment Consulting and Wealth Management

Management

R. Mark Manitz – CEO/President

NASDAQ: BOFL

Centralized Strengths of Holding Company

Leveraging Our Strengths

Naples

Tampa Bay

Palm Beach County

Fort Lauderdale

HR

Board of Directors

Executive Management Team

Deposit Operation

Investor Relations

Marketing

Credit

Finance

Mortgage

Trust

Compliance

Loan Operations

NASDAQ: BOFL

Exceptional Growth

2004’s Growth Over 2 Times Faster Than Peers

BOFL

FL Banks with assets of $200M to $500M

Growth Rate (12.31.03 -12.31.04)

Assets 89% 38%

Loans 63% 38%

Deposits 87% 36%

BOFL assets have grown at a 5-year CAGR of 72%, over 4 times the 16% average for its Florida bank peer group.

NASDAQ: BOFL

Growth in Assets $500,000 $450,000 $400,000 $350,000 $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $0

CAGR of 71%

$77,000 $145,000 $223,000 $421,000 $442,000

2001 2002 2003 2004 1Q 2005 $ in 000s

CAGR to 12.31.04 (4 years)

NASDAQ: BOFL

Growth in Loans $500,000 $400,000 $300,000 $200,000 $100,000 $0

CAGR of 77%

$68,000 $106,000 $200,000 $326,000 $361,000

2001 2002 2003 2004 1Q 2005 $ in 000s

CAGR to 12.31.04 (4 years)

NASDAQ: BOFL

Loan Mix and Asset Quality

Outstandings as of March 31, 2005

Loan Mix (000s) Percent

Commercial $288,000 80%

Residential Mortgage 29,000 8%

Home Equity/Consumer LOC 30,000 8%

Consumer Installment and Other 14,000 4%

Total Loans $361,000 100%

Asset Quality Nonperforming Net Charge-Offs /

Loans/Outstandings Avg. Loans

Bancshares of Florida, Inc. (12.31.04) 0.18% 0.01%

Nationwide Peer Group 0.59% 0.16%

Bancshares of Florida, Inc. (3.31.05) 0.13% 0%

NASDAQ: BOFL

Growth in Deposits $500,000 $400,000 $300,000 $200,000 $100,000 $0

CAGR of 75%

$376,000 $390,000 $201,000 $129,000 $64,000

2001

2002

2003

2004

1Q 2005 $ in 000s

CAGR to 12.31.04 (4 years)

NASDAQ: BOFL

Deposit Mix

Average Outstandings

1Q’05 Percent Mix

Deposit Mix 000s 1Q’05 1Q’04

Noninterest–Bearing Checking $ 65,849 17% 15%

NOW and Money Market 144,124 37% 41%

Savings 5,416 1% 0%

Certificates of Deposit – Local 116,005 30% 25%

Certificates of Deposit – National 54,733 14% 19%

Total Deposits $386,127 100% 100%

April ‘05 Percent Mix

Noninterest Bearing Checking Mix 000s April ‘05 April ‘04

Naples $ 29,000 13% 10%

Fort Lauderdale 49,000 30% 22%

Tampa Bay 3,000 7% N/A

Total Deposits $81,000 19% 13%

NASDAQ: BOFL

Bank of Florida Trust Company

Portfolio Key Statistics

Assets Under Advice $200 million

Number of Relationships 85 Total

Naples – 66

Fort Lauderdale – 18

Tampa – 1

400+ individual accounts

Average Relationship $2.35 million

Director / Officer Accounts 24 = $57.4 million

As of 3.31.05

NASDAQ: BOFL

Growth In Top-Line Revenue $14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $0

CAGR of 73%

$2,687

$488 $4,254

$808 $6,913

$1,335 $2,176 $2,416 $11,981

$441 $4,318

$698

2001 2002 2003 2004 1Q 2004 1Q 2005 $ in 000s

CAGR to 12.31.04 (4 years)

Net Interest Income Noninterest Income

(excl. Securities Transactions)

NASDAQ: BOFL

Quarterly Net Interest Margin

6% 5% 4% 3% 2% 1% 0%

5.98% 5.74% 5.31% 5.43% 5.22%

3.43% 3.45% 3.61% 3.36% 3.36%

2.29% 2.04% 2.12% 2.18% 2.00%

1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005

Yield on loans

Cost of interest-bearing liabilities

NASDAQ: BOFL

Reaching Profitability for 2nd Half 2005

125% 100% 75% 50% 25% 0%

115%

102%

96%

90%

83% $6.0 $5.0 $4.0 $3.0

4Q ‘04 Actual 1Q ‘05 Actual 2Q ‘05 Est. 3Q ‘05 Est. 4Q ‘05 Est. $ in 000s

Top-Line Revenue

Noninterest Expense (excluding loan loss provision) Efficiency Ratio

NASDAQ: BOFL

Based on mid-range of 2005 earnings guidance 5.18.05

Stock Performance versus Indices

Since our IPO in the February 2003, BOFL has exceeded the major Bank Stock Indices and the S&P 500 Index

60% 50% 40% 30% 20% 10% 0%

33%

31%

35%

58%

SNL Southeast Bank Index

% increase

Nasdaq Bank Stock Index

S&P 500 Index

BOFL

As of 5.12.05 As of 2.10.03

BOFL: $15.75 BOFL: $10.00

NASDAQ: BOFL

Valuation Comparison-Florida Peer Group

BOFL Proforma FL Banks with assets of

$13 mil. offering (net) $500M- $1B

Number of banks 915,000 shares (3)

Market Value $91M $157M

Per Share $ 15.75 $ 36.41

to EPS NM 26x

to Book 178% 255%

to Tang. Book 182% 280%

Assets $ 455M $933M

ROA (0.35)% 0.90%

ROE (3.87)% 8.76%

LTM Growth

Assets 57% 27%

Loans 51% 31%

Deposits 54% 27%

Total Price Return

3 Year 58% (2 yr) 124%

1 Year 13% 51%

Peer and BOFL financial data as of 3.31.05 Peer valuation as of 4.29.05 BOFL valuation as of 5.12.05

NASDAQ: BOFL

Valuation Comparison-Selected Florida Peers

Price to Book Value Highly Valued Florida Peers

400% 300% 200% 100% 0%

237% 333% 266% 303% 178%

Vision Bancshares $410M

First National Bancshares $318M

Centerstate $790M

Price\Book

Commercial Bancshares $933M

BOFL $455M

Proforma $13 million Net New Equity

BOFL Pricing as of 5.12.05 Peer Pricing as of 4.29.05 Assets as of 3.31.05

NASDAQ: BOFL

Becoming A $1 Billion Asset Company

Based on historical trends, industry benchmarks, and present Florida Peer Group valuations.

Assumptions

Asset Target

Growth Capital/ Target

Rate Assets ROA

12.31.05 28% 9.9% -

12.31.06 30% 10.0% 0.50%

12.31.07 30% 9.5% 0.75%

12.31.08 30% 9.0% 1.00%

Capital Impact*

Net New Assume

Ending Capital All Common

Assets Required at Price of

12.31.05 $540 - -

12.31.06 $702 $13 $16.50

12.31.07 $913 $10 $18.00

12.31.08 $1,187 $10 $20.00

Earnings

Book

Net Earnings Value

Income Per Share Per Share

12.31.05 - - $9.00

12.31.06 $3.1 $0.49 $10.30

12.31.07 $6.1 $0.85 $11.70

12.31.08 $10.5 $1.36 $13.40

Stock Price

at Alternative Price/Book Ratios

2.0x 2.5x 3.0x

12.31.05 $18.00 $22.50 $27.00

12.31.06 $20.50 $25.50 $31.00

12.31.07 $23.50 $29.00 $35.00

12.31.08 $27.00 $33.50 $40.00

* Capital Assumption: Excludes potential use of trust preferred financing at holding company level and additional subordinated debt at bank level. $ in 000s except per share

NASDAQ: BOFL

Bancshares of Florida, Inc.

Q &A

NASDAQ: BOFL